Company (Name in which such subsidiary conducts business if other than                  State of Incorporation or
corporate name):                                                                               Organization
----------------------------------------------------------------------                  -------------------------
112 Burleigh Avenue Norfolk, LLC                                                                 Virginia
912 Elmwood Avenue - Buffalo, LLC                                                                New York
1515 West State Street Boise, Idaho, LLC                                                         Delaware
1525 Cortyou Road - Brooklyn Inc.                                                                New York
1740 Associates, L.L.C.                                                                          Michigan
3581 Carter Hill Road - Montgomery Corp.                                                         Alabama
4042 Warrensville Center Road - Warrensville Ohio, Inc.                                            Ohio
5277 Associates, Inc.                                                                           Washington
537 Elm Street Corp.                                                                           Rhode Island
5600 Superior Properties, Inc.                                                                     Ohio
657-659 Broad St. Corp.                                                                         New Jersey
764 South Broadway- Geneva, Ohio, LLC                                                              Ohio
Ann & Government Streets - Mobile, Alabama, LLC                                                  Delaware
Apex Drug Stores, Inc.                                                                           Michigan
Baltimore/Annapolis Boulevard and Governor Richie Highway-Glen Burnie, Maryland, LLC             Delaware
Broadview and Wallings- Broadview Heights Ohio, Inc.                                               Ohio
Central Avenue and Main Street - Petal, MS, LLC                                                  Delaware
Dominion Drug Stores Corp.                                                                        Nevada
Drug Palace, Inc.                                                                                 Maine
Eagle Managed Care Corp.                                                                         Delaware
East Stone Drive and Bloomingdale Pike - Kingsport, Tennessee, LLC                               Delaware
Eighth and Water Streets - Urichsville, Ohio, LLC                                                Delaware
England Street-Asheland Corporation                                                              Virginia
Euclid and Wilders Roads - Bay City, LLC                                                         Michigan
Fairground, L.L.C.                                                                               Virginia
Fiona One Corp.                                                                                  Delaware
GDF, Inc.                                                                                        Maryland
Gettysburg and Germantown, LLC                                                                   Delaware
Gettysburg and Hoover-Dayton, Ohio, LLC                                                            Ohio
Grand River & Fenkell, LLC                                                                       Delaware
Gratiot & Center - Saginaw Township, Michigan, LLC                                               Delaware
Harco, Inc.                                                                                      Alabama
K & B Alabama Corporation                                                                        Alabama
K & B Louisiana Corporation                                                                     Louisiana
K & B Mississippi Corporation                                                                  Mississippi
K & B Services, Incorporated                                                                    Louisiana

                                                                                        State of Incorporation or
Company                                                                                        Organization
-------                                                                                 -------------------------
K & B Tennessee Corporation                                                                     Tennessee
K & B, Incorporated                                                                              Delaware
K&B Texas Corporation                                                                             Texas
Keystone Centers, Inc.                                                                         Pennsylvania
Lakehurst and Broadway Corporation                                                              New Jersey
Louisville Avenue & North 18th Street - Monroe, Lousiana LLC                                     Delaware
Main and McPherson - Clyde, LLC                                                                    Ohio
Mayfield & Chillicothe Roads - Chesterland, LLC                                                    Ohio
Munson & Andrews, LLC                                                                            Delaware
Name Rite, L.L.C.                                                                                Delaware
Northline & Dix - Toledo - Southgate, LLC                                                        Michigan
P.L.D. Enterprises, Inc.                                                                          Nevada
Patton Drive and Navy Boulevard Property Corporation                                             Florida
Paw Paw Lake Road & Paw Paw Avenue - Coloma, Michigan, LLC                                       Delaware
PDS-1 Michigan, Inc.                                                                             Michigan
Perry Distributors, Inc.                                                                         Michigan
Perry Drug Stores, Inc.                                                                          Michigan
PL Xpress, Inc.                                                                                   Oregon
RA 5-Points, LLC                                                                                 Virginia
RA Indian River/Kempsville, LLC                                                                  Virginia
Ram-Utica, Inc.                                                                                  Michigan
RDS Detroit, Inc.                                                                                Michigan
Read's Inc.                                                                                      Maryland
Richmond Road and Monticello Boulevard - Richmond Heights, Ohio, LLC                             Delaware
Rite Aid Drug Palace, Inc.                                                                       Delaware
Rite Aid Hdqtrs. Corp.                                                                           Delaware
Rite Aid Lease Management Company                                                               California
Rite Aid of Alabama, Inc.                                                                        Alabama
Rite Aid of Connecticut, Inc.                                                                  Connecticut
Rite Aid of Delaware, Inc.                                                                       Delaware
Rite Aid of Florida, Inc.                                                                        Florida
Rite Aid of Georgia, Inc.                                                                        Georgia
Rite Aid of Illinois, Inc.                                                                       Illinois
Rite Aid of Indiana, Inc.                                                                        Indiana
Rite Aid of Kentucky, Inc.                                                                       Kentucky
Rite Aid of Maine, Inc.                                                                           Maine
Rite Aid of Maryland, Inc.                                                                       Maryland
Rite Aid of Massachusetts, Inc.                                                               Massachusetts

                                       2

                                                                                        State of Incorporation or
Company                                                                                        Organization
-------                                                                                 -------------------------
Rite Aid of Michigan, Inc.                                                                       Michigan
Rite Aid of New Hampshire, Inc.                                                               New Hampshire
Rite Aid of New Jersey, Inc.                                                                    New Jersey
Rite Aid of New York, Inc.                                                                       New York
Rite Aid of North Carolina, Inc.                                                              North Carolina
Rite Aid of Ohio, Inc.                                                                             Ohio
Rite Aid of Pennsylvania, Inc.                                                                 Pennsylvania
Rite Aid of Rhode Island, Inc.                                                                 Rhode Island
Rite Aid of South Carolina, Inc.                                                              South Carolina
Rite Aid of Tennessee, Inc.                                                                     Tennessee
Rite Aid of Vermont, Inc.                                                                        Vermont
Rite Aid of Virginia, Inc.                                                                       Virginia
Rite Aid of Washington, D.C., Inc.                                                         District of Columbia
Rite Aid of West Virginia, Inc.                                                               West Virginia
Rite Aid Realty Corp.                                                                            Delaware
Rite Aid Risk Management Corp.                                                                   Delaware
Rite Aid Rome Distribution Center, Inc.                                                          New York
Rite Aid Services, L.L.C.                                                                        Delaware
Rite Aid Transport, Inc.                                                                         Delaware
Rite Fund, Inc.                                                                                  Delaware
Rite Investments Corp.                                                                           Delaware
Rite Investments Corp., LLC                                                                      Delaware
Route 1 & Hood Road - Fredericksburg, LLC                                                        Virginia
Route 202 at Route 124 Jaffrey-New Hampshire, LLC                                                Delaware
Rx Choice, Inc.                                                                                  Delaware
RX USA, Inc.                                                                                     Delaware
Seven Mile and Evergreen - Detroit, LLC                                                          Michigan
Silver Springs Road - Baltimore, Maryland/One, LLC                                               Delaware
Silver Springs Road - Baltimore, Maryland/Two, LLC                                               Delaware
State & Fortification Streets - Jackson, Mississippi, LLC                                        Delaware
State Street and Hill Road - Gerard, Ohio, LLC                                                   Delaware
The Lane Drug Company                                                                              Ohio
The Muir Company                                                                                   Ohio
Thrifty Corporation                                                                             California
Thrifty PayLess, Inc.                                                                           California
Tyler and Sanders Roads, Birmingham - Alabama, LLC                                               Delaware
Virginia Corporation                                                                             Delaware

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